Exhibit 99.2

Financial Supplement

Financial Information
as of June 30, 2008
(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed with the SEC by Platinum Underwriters Holdings, Ltd., including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Our Investors Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
June 30, 2008

Address:

Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda

Investor Information:

Lily Outerbridge
Vice President, Director of Investor Relations
Tel: (441) 298-0760
Fax: (441) 296-0528
Email: louterbridge@platinumre.com

Website:
www.platinumre.com

Publicly Traded Equity Securities:

Common Shares (NYSE: PTP)

Preferred Shares (NYSE: PTP.A)

Note on Non-GAAP Financial Measures:
In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss, related underwriting ratios and fully converted book value per common share, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, assist in understanding the Company.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures such as income or loss before income tax expense or benefit and total shareholders’ equity are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forwarding-Looking Statements:
Management believes certain statements in this financial supplement may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "may," "should," "estimate," "expect," "anticipate," "intend," "believe," "predict," "potential," or words of similar import.  Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and risks, many of which are subject to change.  These uncertainties and risks include, but are not limited to, conducting operations in a competitive environment; our ability to maintain our A.M. Best Company, Inc. rating; significant weather-related or other natural or man-made disasters over which the Company has no control; the effectiveness of our loss limitation methods and pricing models; the adequacy of the Company's liability for unpaid losses and loss adjustment expenses; the availability of retrocessional reinsurance on acceptable terms; our ability to maintain our business relationships with reinsurance brokers; general political and economic conditions, including the effects of civil unrest, acts of terrorism, war or a prolonged U.S. or global economic downturn or recession; the cyclicality of the property and casualty reinsurance business; market volatility and interest rate and currency exchange rate fluctuation; tax, regulatory or legal restrictions or limitations applicable to the Company or the property and casualty reinsurance business generally; and changes in the Company's plans, strategies, objectives, expectations or intentions, which may happen at any time at the Company's discretion.  As a consequence, current plans, anticipated actions and future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of the Company.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation  to release publicly the results of any future revisions or updates we may make to forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

Platinum Underwriters Holdings, Ltd.
Table of Contents
June 30, 2008

Section:	Page:
Balance Sheet:
a. Condensed Consolidated Balance Sheets	3

Statements of Operations:
a. Consolidated Statements of Operations and Comprehensive Income - Summary	4
b. Consolidated Statements of Operations and Comprehensive Income - by Quarter	5

Earnings and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings Per Common Share - Summary	6
b. Computation of Basic and Diluted Earnings Per Common Share - by Quarter	7
c. Fully Converted Book Value Per Common Share	8

Cash Flow Statement:
a. Condensed Statements of Cash Flows - Summary	9
b. Condensed Statements of Cash Flows - by Quarter	10

Segment Data:
a. Segment Reporting - Three Month Summary	11
b. Segment Reporting - Six Month Summary	12
c. Property and Marine Segment - by Quarter	13
d. Casualty Segment - by Quarter	14
e. Finite Risk Segment - by Quarter	15

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	16
b. Premiums by Line of Business - Three Month Summary	17
c. Premiums by Line of Business - Six Month Summary	18

Other Company Data:
a. Key Ratios, Share Data, Ratings	19

Investments:
a. Investment Portfolio	20
b. Net Realized Gains (Losses) on Investments - by Country	21

Loss Reserves:
a. Analysis of Losses and LAE	22
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions	23

Exposures:
a. Estimated Exposures to Peak Zone Property Catastrophe Losses	24

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
June 30, 2008
(amounts in thousands, except per share amounts)

	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007

Assets
Investments	$3,425,356	3,215,266	3,371,348	3,602,120	$3,485,673
Cash, cash equivalents and short-term investments	953,059	1,169,762	1,090,155	805,132	927,324
Reinsurance premiums receivable	262,128	304,240	244,360	299,295	336,865
Accrued investment income	34,429	29,097	34,696	33,917	35,714
Reinsurance balances (prepaid and recoverable)	27,650	30,520	37,348	43,340	43,877
Deferred acquisition costs	62,237	68,084	70,508	82,602	83,078
Funds held by ceding companies	157,603	165,023	165,604	165,495	227,507
Other assets	66,342	61,664	64,731	168,279	58,544
Total assets	$4,988,804	5,043,656	5,078,750	5,200,180	$5,198,582

Liabilities
Unpaid losses and loss adjustment expenses	$2,352,116	2,410,227	2,361,038	2,363,274	$2,393,672
Unearned premiums	263,672	293,148	298,498	358,915	354,918
Debt obligations	250,000	250,000	250,000	292,840	292,840
Commissions payable	110,346	111,908	100,204	105,725	118,805
Other liabilities	44,078	49,265	70,633	75,740	47,321
Total liabilities	3,020,212	3,114,548	3,080,373	3,196,494	3,207,556

Total shareholders' equity	1,968,592	1,929,108	1,998,377	2,003,686	1,991,026

Total liabilities and shareholders' equity	$4,988,804	5,043,656	5,078,750	5,200,180	$5,198,582

Book value per common share (a)	$36.99	36.01	34.04	32.09	$30.35

a) Book value per common share is determined by dividing shareholders' equity, excluding capital attributable to preferred shares, by actual common shares outstanding including unvested restricted common shares.  Unvested restricted common shares were as follows:  June 30, 2008 -50,732; March 31, 2008 - 50,732; December 31, 2007 - 55,910; September 30, 2007 - 62,053; June 30, 2007 - 81,759

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007

Revenue
Net premiums earned	$257,982	295,918	559,833	$580,766
Net investment income	46,932	54,684	95,994	106,383
Net realized losses on investments	(184)	(1,639)	(139)	(1,657)
Other expense	(6,227)	(2,206)	(4,206)	(2,986)

Total revenue	298,503	346,757	651,482	682,506

Expenses
Net losses and LAE	93,392	164,431	253,595	346,344
Net acquisition expenses	66,137	56,827	126,679	104,947
Other underwriting expenses	16,991	17,617	32,692	35,396
Corporate expenses	8,109	8,491	14,098	13,918
Net foreign currency exchange gains (losses)	1,998	(1,416)	(2,871)	(1,458)
Interest expense	4,751	5,456	9,501	10,911
Total expenses	191,378	251,406	433,694	510,058
Income before income tax expense	107,125	95,351	217,788	172,448
Income tax expense	4,768	4,701	10,260	8,965
Net income	102,357	90,650	207,528	163,483

Preferred dividends	2,602	2,602	5,204	5,204

Net income attributable to common shareholders	$99,755	88,048	202,324	$158,279

Basic
Weighted average common shares outstanding	48,468	60,061	50,286	59,891
Basic earnings per common share	$2.06	1.47	4.02	$2.64

Diluted
Adjusted weighted average common shares outstanding	56,097	67,857	58,021	67,578
Diluted earnings per common share	$1.82	1.34	3.58	$2.42

Comprehensive income
Net income	$102,357	90,650	207,528	$163,483
Other comprehensive loss, net of deferred taxes	(38,876)	(32,926)	(42,997)	(23,541)
Comprehensive income	$63,481	57,724	164,531	$139,942

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007

Revenue
Net premiums earned	$257,982	301,851	302,012	290,310	$295,918
Net investment income	46,932	49,062	53,556	54,283	54,684
Net realized gains (losses) on investments	(184)	45	(94)	(864)	(1,639)
Other income (expense)	(6,227)	2,021	(2,142)	(659)	(2,206)
Total revenue	298,503	352,979	353,332	343,070	346,757

Expenses
Net losses and LAE	93,392	160,203	145,220	163,923	164,431
Net acquisition expenses	66,137	60,542	63,938	51,445	56,827
Other underwriting expenses	16,991	15,701	18,159	20,757	17,617
Corporate expenses	8,109	5,989	7,959	7,404	8,491
Net foreign currency exchange gains (losses)	1,998	(4,869)	112	(1,429)	(1,416)
Interest expense	4,751	4,750	5,102	5,457	5,456
Total expenses	191,378	242,316	240,490	247,557	251,406
Income before income tax expense	107,125	110,663	112,842	95,513	95,351
Income tax expense	4,768	5,492	10,650	4,210	4,701
Net income	102,357	105,171	102,192	91,303	90,650

Preferred dividends	2,602	2,602	2,602	2,602	2,602

Net income attributable to common shareholders	$99,755	102,569	99,590	88,701	$88,048

Basic
Weighted average common shares outstanding	48,468	52,104	55,838	58,946	60,061
Basic earnings per common share	$2.06	1.97	1.78	1.50	$1.47

Diluted
Adjusted weighted average common shares outstanding	56,097	59,874	63,761	66,710	67,857
Diluted earnings per common share	$1.82	1.76	1.60	1.37	$1.34

Comprehensive income
Net income	$102,357	105,171	102,192	91,303	$90,650
Other comprehensive income (loss), net of deferred taxes	(38,876)	(4,121)	19,772	23,719	(32,926)
Comprehensive income	$63,481	101,050	121,964	115,022	$57,724

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007

Earnings
Basic
Net income attributable to common shareholders	$99,755	88,048	202,324	$158,279

Diluted
Net income attributable to common shareholders	99,755	88,048	202,324	158,279
Effect of dilutive securities:
Preferred share dividends	2,602	2,602	5,204	5,204
Adjusted net income for diluted earnings per share	$102,357	90,650	207,528	$163,483

Common Shares
Basic
Weighted average common shares outstanding	48,468	60,061	50,286	59,891

Diluted
Weighted average common shares outstanding	48,468	60,061	50,286	59,891
Effect of dilutive securities:
Conversion of preferred shares	4,953	5,086	5,028	5,315
Common share options	2,351	2,526	2,367	2,200
Restricted common shares and common share units	325	184	340	172
Adjusted weighted average common shares outstanding	56,097	67,857	58,021	67,578

Earnings Per Common Share
Basic earnings per common share	$2.06	1.47	4.02	$2.64

Diluted earnings per common share	$1.82	1.34	3.58	$2.42

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007

Earnings
Basic
Net income attributable to common shareholders	$99,755	102,569	99,590	88,701	$88,048

Diluted
Net income attributable to common shareholders	99,755	102,569	99,590	88,701	88,048
Effect of dilutive securities:
Preferred share dividends	2,602	2,602	2,602	2,602	2,602
Adjusted net income for diluted earnings per share	$102,357	105,171	102,192	91,303	$90,650

Common Shares
Basic
Weighted average common shares outstanding	48,468	52,104	55,838	58,946	60,061

Diluted
Weighted average common shares outstanding	48,468	52,104	55,838	58,946	60,061
Effect of dilutive securities:
Conversion of preferred shares	4,953	5,108	4,825	5,053	5,086
Common share options	2,351	2,364	2,817	2,461	2,526
Restricted common shares and common share units	325	298	281	250	184
Adjusted weighted average common shares outstanding	56,097	59,874	63,761	66,710	67,857

Earnings Per Common Share
Basic earnings per common share	$2.06	1.97	1.78	1.50	$1.47

Diluted earnings per common share	$1.82	1.76	1.60	1.37	$1.34

Platinum Underwriters Holdings, Ltd.
Fully Converted Book Value Per Common Share
June 30, 2008

	Conversion		Conversion
	Multiple /		Amount	Shares		Book Value Per
	Strike Price		($000)	(000)		Common Share

Total shareholders' equity as of June 30, 2008			$1,968,592
Equity from issuance of preferred shares			(167,509)
Book value per common share			$1,801,083	48,689	(a)	$36.99

Preferred shares:
Conversion of preferred shares to common shares	0.8616		167,509	4,954	(b)	(0.27)

Common share options:
The Travelers Companies, Inc.	27.00		-	1,131		(0.73)
Renaissance Re Holdings, Ltd.	27.00		-	471		(0.30)

Management and directors' options	25.49	(c)	32,839	1,288	(d)	(0.26)

Directors' and officers' restricted common share units			-	788		(0.51)

Fully converted book value per common share as of June 30, 2008			$2,001,431	57,321		$34.92

(a) As of June 30, 2008 there were 48,688,706 common shares issued and outstanding.  Included in this number were 50,732 of restricted common shares issued but unvested.
(b) On February 15, 2009, the mandatory conversion date of the preferred shares, each preferred share will automatically convert into a number of common shares based on the volume-weighted average price per common share for the 20 consecutive trading days ending on the third trading day prior to February 15, 2009.  The fully converted book value above has been calculated on this basis assuming a conversion date of June 30, 2008.  However, if any preferred shares are actually tendered for conversion prior to the mandatory conversion date, such shares will convert to common shares at a rate of 0.7874.  If the conversion rate of 0.7874  had been used above, the number of common shares issued in conversion would be 4,528,000.
(c) Weighted average strike price of options with a price below $32.61, the closing share price at June 30, 2008.
(d) Excludes 1,352,068 options with a strike price above $32.61, and a weighted average strike price of $34.85.

See Note on Non-GAAP Financial Measures on page 1.

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows - Summary
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007

Net cash provided by operating activities	$104,311	93,920	209,145	$213,466

Net cash provided by (used in) investing activities	(285,416)	31,092	(257,488)	(132,061)

Net cash used in financing activities	(28,131)	(6,189)	(202,828)	(10,582)

Net increase (decrease) in cash and cash equivalents	$(209,236)	118,823	(251,171)	$70,823

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows - by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007

Net cash provided by operating activities	$104,311	104,834	99,747	130,349	$93,920

Net cash provided by (used in) investing activities	(285,416)	27,928	377,730	(175,487)	31,092

Net cash used in financing activities	(28,131)	(174,697)	(172,728)	(105,807)	(6,189)

Net increase (decrease) in cash and cash equivalents	$(209,236)	(41,935)	304,749	(150,945)	$118,823

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Three Month Summary
($ in thousands)

	Three Months Ended June 30, 2008				Three Months Ended June 30, 2007
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$118,588	102,893	3,379	$224,860	$119,226	162,548	5,949	$287,723

Net premiums earned	141,716	113,245	3,021	257,982	125,136	163,845	6,937	295,918

Net losses and LAE	33,367	66,783	(6,758)	93,392	43,242	117,993	3,196	164,431
Net acquisition expenses	24,774	32,214	9,149	66,137	16,264	40,061	502	56,827
Other underwriting expenses	9,635	6,991	365	16,991	10,582	6,442	593	17,617
Total underwriting expenses	67,776	105,988	2,756	176,520	70,088	164,496	4,291	238,875
Segment underwriting income (loss)	$73,940	7,257	265	81,462	$55,048	(651)	2,646	57,043

Net investment income				46,932				54,684
Net realized losses on investments				(184)				(1,639)
Net foreign currency exchange gains (losses)				(1,998)				1,416
Other expense				(6,227)				(2,206)
Corporate expenses not allocated to segments				(8,109)				(8,491)
Interest expense				(4,751)				(5,456)
Income before income tax expense				$107,125				$95,351

GAAP underwriting ratios:
Loss and LAE	23.5%	59.0%	(223.7%)	36.2%	34.6%	72.0%	46.1%	55.6%
Acquisition expense	17.5%	28.4%	302.8%	25.6%	13.0%	24.5%	7.2%	19.2%
Other underwriting expense	6.8%	6.2%	12.1%	6.6%	8.5%	3.9%	8.5%	6.0%
Combined	47.8%	93.6%	91.2%	68.4%	56.1%	100.4%	61.8%	80.8%

Statutory underwriting ratios:
Loss and LAE	23.5%	59.0%	(223.7%)	36.2%	34.6%	72.0%	46.1%	55.6%
Acquisition expense	18.7%	28.0%	274.1%	26.8%	14.1%	23.3%	11.2%	19.2%
Other underwriting expense	8.1%	6.8%	10.8%	7.6%	8.9%	4.0%	10.0%	6.1%
Combined	50.3%	93.8%	61.2%	70.6%	57.6%	99.3%	67.3%	80.9%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Six Month Summary
($ in thousands)

	Six Months Ended June 30, 2008				Six Months Ended June 30, 2007
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$287,405	228,469	5,257	$521,131	$256,880	314,731	15,029	$586,640

Net premiums earned	295,106	260,740	3,987	559,833	244,846	317,864	18,056	580,766

Net losses and LAE	95,406	166,176	(7,987)	253,595	105,869	230,375	10,100	346,344
Net acquisition expenses	45,428	69,702	11,549	126,679	32,199	72,096	652	104,947
Other underwriting expenses	18,231	13,786	675	32,692	20,610	13,159	1,627	35,396
Total underwriting expenses	159,065	249,664	4,237	412,966	158,678	315,630	12,379	486,687
Segment underwriting income (loss)	$136,041	11,076	(250)	146,867	$86,168	2,234	5,677	94,079

Net investment income				95,994				106,383
Net realized losses on investments				(139)				(1,657)
Net foreign currency exchange gains				2,871				1,458
Other expense				(4,206)				(2,986)
Corporate expenses not allocated to segments				(14,098)				(13,918)
Interest expense				(9,501)				(10,911)
Income before income tax expense				$217,788				$172,448

GAAP underwriting ratios:
Loss and LAE	32.3%	63.7%	(200.3%)	45.3%	43.2%	72.5%	55.9%	59.6%
Acquisition expense	15.4%	26.7%	289.7%	22.6%	13.2%	22.7%	3.6%	18.1%
Other underwriting expense	6.2%	5.3%	16.9%	5.8%	8.4%	4.1%	9.0%	6.1%
Combined	53.9%	95.7%	106.3%	73.7%	64.8%	99.3%	68.5%	83.8%

Statutory underwriting ratios:
Loss and LAE	32.3%	63.7%	(200.3%)	45.3%	43.2%	72.5%	55.9%	59.6%
Acquisition expense	15.5%	27.0%	226.5%	22.7%	13.5%	22.2%	6.1%	18.0%
Other underwriting expense	6.3%	6.0%	12.8%	6.3%	8.0%	4.2%	10.8%	6.0%
Combined	54.1%	96.7%	39.0%	74.3%	64.7%	98.9%	72.8%	83.6%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment - by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007

Net premiums written	$118,588	168,817	105,581	142,549	$119,226

Net premiums earned	141,716	153,390	129,065	128,380	125,136

Net losses and LAE	33,367	62,039	46,133	43,396	43,242
Net acquisition expenses	24,774	20,654	17,603	18,549	16,264
Other underwriting expenses	9,635	8,596	9,726	12,086	10,582
Total underwriting expenses	67,776	91,289	73,462	74,031	70,088
Segment underwriting income	$73,940	62,101	55,603	54,349	$55,048

GAAP underwriting ratios:
Loss and LAE	23.5%	40.4%	35.7%	33.8%	34.6%
Acquisition expense	17.5%	13.5%	13.6%	14.4%	13.0%
Other underwriting expense	6.8%	5.6%	7.5%	9.4%	8.5%
Combined	47.8%	59.5%	56.8%	57.6%	56.1%

Statutory underwriting ratios:
Loss and LAE	23.5%	40.4%	35.7%	33.8%	34.6%
Acquisition expense	18.7%	13.2%	13.4%	14.2%	14.1%
Other underwriting expense	8.1%	5.1%	9.2%	8.5%	8.9%
Combined	50.3%	58.7%	58.3%	56.5%	57.6%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment - by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007

Net premiums written	$102,893	125,576	128,660	141,214	$162,548

Net premiums earned	113,245	147,495	166,054	153,938	163,845

Net losses and LAE	66,783	99,393	103,961	110,365	117,993
Net acquisition expenses	32,214	37,488	40,470	33,403	40,061
Other underwriting expenses	6,991	6,795	7,731	8,304	6,442
Total underwriting expenses	105,988	143,676	152,162	152,072	164,496
Segment underwriting income (loss)	$7,257	3,819	13,892	1,866	$(651)

GAAP underwriting ratios:
Loss and LAE	59.0%	67.4%	62.6%	71.7%	72.0%
Acquisition expense	28.4%	25.4%	24.4%	21.7%	24.5%
Other underwriting expense	6.2%	4.6%	4.7%	5.4%	3.9%
Combined	93.6%	97.4%	91.7%	98.8%	100.4%

Statutory underwriting ratios:
Loss and LAE	59.0%	67.4%	62.6%	71.7%	72.0%
Acquisition expense	28.0%	26.2%	24.7%	21.9%	23.3%
Other underwriting expense	6.8%	5.4%	6.0%	5.9%	4.0%
Combined	93.8%	99.0%	93.3%	99.5%	99.3%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment - by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007

Net premiums written	$3,379	1,878	6,794	8,369	$5,949

Net premiums earned	3,021	966	6,893	7,992	6,937

Net losses and LAE	(6,758)	(1,229)	(4,874)	10,162	3,196
Net acquisition expenses	9,149	2,400	5,865	(507)	502
Other underwriting expenses	365	310	702	367	593
Total underwriting expenses	2,756	1,481	1,693	10,022	4,291
Segment underwriting income (loss)	$265	(515)	5,200	(2,030)	$2,646

GAAP underwriting ratios:
Loss and LAE	(223.7%)	(127.2%)	(70.7%)	127.2%	46.1%
Acquisition expense	302.8%	248.4%	85.1%	(6.3%)	7.2%
Other underwriting expense	12.1%	32.1%	10.2%	4.6%	8.5%
Combined	91.2%	153.3%	24.6%	125.5%	61.8%

Statutory underwriting ratios:
Loss and LAE	(223.7%)	(127.2%)	(70.7%)	127.2%	46.1%
Acquisition expense	274.1%	140.7%	86.0%	(5.0%)	11.2%
Other underwriting expense	10.8%	16.5%	10.3%	4.4%	10.0%
Combined	61.2%	30.0%	25.6%	126.6%	67.3%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written - Supplemental Information
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007

Property and Marine
Excess-of-loss	$79,383	101,138	203,958	$219,886
Proportional	39,205	18,088	83,447	36,994
Subtotal Property and Marine	118,588	119,226	287,405	256,880
Casualty
Excess-of-loss	91,184	147,690	200,232	282,719
Proportional	11,709	14,858	28,237	32,012
Subtotal Casualty	102,893	162,548	228,469	314,731
Finite Risk
Excess-of-loss	205	5,707	570	12,407
Proportional	3,174	242	4,687	2,622
Subtotal Finite Risk	3,379	5,949	5,257	15,029
Combined Segments
Excess-of-loss	170,772	254,535	404,760	515,012
Proportional	54,088	33,188	116,371	71,628
Total	$224,860	287,723	521,131	$586,640

	Three Months Ended		Six Months Ended
	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007
Property and Marine
United States	$74,713	70,854	175,190	$146,313
International	43,875	48,372	112,215	110,567
Subtotal Property and Marine	118,588	119,226	287,405	256,880
Casualty
United States	84,709	142,380	194,314	272,607
International	18,184	20,168	34,155	42,124
Subtotal Casualty	102,893	162,548	228,469	314,731
Finite Risk
United States	3,098	5,783	5,032	14,769
International	281	166	225	260
Subtotal Finite Risk	3,379	5,949	5,257	15,029
Combined Segments
United States	162,520	219,017	374,536	433,689
International	62,340	68,706	146,595	152,951
Total	$224,860	287,723	521,131	$586,640

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business
($ in thousands)

	Three Months Ended June 30, 2008			Three Months Ended June 30, 2007
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$1,959	1,959	3,142	6,366	6,366	$6,366
North American Property Catastrophe	34,180	26,500	33,013	37,056	31,770	33,373
North American Property Risk	18,131	16,545	18,587	23,399	22,233	20,463
Other Property	30,205	30,205	30,671	11,228	11,228	11,170
Marine / Aviation Proportional	2,454	2,454	3,363	3,385	3,385	1,250
Marine / Aviation Excess	7,450	7,450	7,570	11,596	11,497	11,381
International Property Proportional	9,137	9,137	9,655	8,399	8,399	8,751
International Property Catastrophe	20,148	19,980	30,911	18,542	18,382	26,214
International Property Risk	4,358	4,358	4,804	5,966	5,966	6,168
Subtotal	128,022	118,588	141,716	125,937	119,226	125,136

Casualty
Clash	5,541	5,541	5,597	5,817	5,817	5,655
1st Dollar GL	4,479	4,479	5,297	5,101	5,101	6,810
1st Dollar Other	1,026	1,026	928	281	281	1,049
Casualty Excess	67,334	67,334	71,524	113,862	113,861	116,916
Accident & Health	4,185	4,185	7,275	14,133	14,106	11,133
International Casualty	13,753	13,753	11,718	12,575	12,575	12,112
International Motor	814	847	973	887	887	1,071
Financial Lines	5,728	5,728	9,933	9,920	9,920	9,099
Subtotal	102,860	102,893	113,245	162,576	162,548	163,845

Finite Risk
Finite Property	5	5	5	362	362	362
Finite Casualty	3,374	3,374	3,016	5,587	5,587	6,575
Finite Accident & Health	-	-	-	-	-	-
Subtotal	3,379	3,379	3,021	5,949	5,949	6,937

Total	$234,261	224,860	257,982	294,462	287,723	$295,918

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business
($ in thousands)

	Six Months Ended June 30, 2008			Six Months Ended June 30, 2007
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$7,132	7,132	8,749	14,310	14,310	$13,944
North American Property Catastrophe	73,910	66,225	69,308	76,133	67,823	65,066
North American Property Risk	44,390	40,818	43,206	45,235	42,007	39,690
Other Property	61,713	61,713	61,411	22,916	22,916	21,450
Marine / Aviation Proportional	6,648	6,648	6,545	6,347	6,347	2,594
Marine / Aviation Excess	20,044	20,038	20,042	18,577	18,477	17,999
International Property Proportional	19,768	19,768	19,582	19,175	19,175	19,425
International Property Catastrophe	57,203	54,949	57,170	56,078	54,868	54,015
International Property Risk	10,114	10,114	9,093	10,957	10,957	10,663
Subtotal	300,922	287,405	295,106	269,728	256,880	244,846

Casualty
Clash	10,839	10,839	10,916	12,355	12,355	12,007
1st Dollar GL	9,935	9,935	10,733	6,117	6,117	12,667
1st Dollar Other	2,197	2,197	1,997	1,554	1,554	2,283
Casualty Excess	154,130	154,130	182,288	217,922	217,921	223,300
Accident & Health	13,136	13,136	15,693	29,342	29,288	24,097
International Casualty	22,290	22,290	20,760	24,654	24,654	23,767
International Motor	1,526	1,559	1,560	2,003	2,007	2,046
Financial Lines	14,383	14,383	16,793	20,835	20,835	17,697
Subtotal	228,436	228,469	260,740	314,782	314,731	317,864

Finite Risk
Finite Property	(51)	(51)	(51)	(1,738)	204	204
Finite Casualty	5,308	5,308	4,038	14,825	14,825	17,852
Finite Accident & Health	-	-	-	-	-	-
Subtotal	5,257	5,257	3,987	13,087	15,029	18,056

Total	$534,615	521,131	559,833	597,597	586,640	$580,766

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007

Key Ratios

Combined ratio (%)	68.4%	78.4%	75.3%	81.3%	80.8%
Invested assets to shareholders' equity ratio	2.22:1	2.27:1	2.23:1	2.20:1	2.22:1
Debt to total capital (%)	11.3%	11.5%	11.1%	12.8%	12.8%
Net premiums written (annualized) to shareholders' equity	0.46	0.61	0.48	0.58	0.58

Share Data
Book value per common share (a)	$36.99	$36.01	$34.04	$32.09	$30.35

Common shares outstanding (000's)	48,689	48,924	53,780	57,211	60,077

Market Price Per Common Share
High	$37.00	$36.60	$38.07	$36.39	$35.71
Low	32.58	31.70	33.90	31.02	31.63
Close	$32.61	$32.46	$35.56	$35.96	$34.75

Industry Ratings
Financial Strength Rating
A.M. Best Company, Inc.	A	A	A	A	A
Counterparty Credit Ratings (senior unsecured)
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB	BBB	BBB	BBB	BBB

Supplemental Data
Total employees	150	155	154	155	153

See Note on Non-GAAP Financial Measures on page 1

(a) Book value per common share is determined by dividing shareholders' equity, excluding capital attributable to preferred shares, by actual common shares outstanding including unvested restricted common shares.  Unvested restricted common shares were as follows:  June 30, 2008 -50,732; March 31, 2008 - 50,732; December 31, 2007 - 55,910; September 30, 2007 - 62,053; June 30, 2007 - 81,759

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)
	June 30, 2008		December 31, 2007
	Fair Market	Weighted Average	Fair Market	Weighted Average
	Value	Book Yield	Value	Book Yield

Securities
U.S. Government	$79,874	4.5%	$96,753	4.6%
U.S. Government agencies	451,530	4.8%	579,765	5.1%
Corporate bonds	765,881	4.8%	839,468	4.6%
Mortgage-backed and asset-backed securities	1,542,049	5.1%	1,388,242	5.2%
Municipal bonds	367,653	3.8%	282,961	3.3%
Foreign governments and states	209,587	4.4%	174,552	4.2%
Total Fixed Maturities	3,416,574	4.2%	3,361,741	4.8%
Preferred Stocks	8,782	6.3%	9,607	6.8%
Total	$3,425,356	4.2%	$3,371,348	4.8%

	June 30, 2008		December 31, 2007
	Amount	% of Total	Amount	% of Total
Credit Quality of Investment Grades**
Aaa	$2,269,778	66.3%	$2,347,539	69.6%
Aa	640,795	18.7%	503,698	14.9%
A	393,310	11.5%	393,104	11.7%
Baa	121,473	3.5%	127,007	3.8%
Total	$3,425,356	100.0%	$3,371,348	100.0%

Credit Quality
Weighted average credit quality	Aa1		Aa1

* U.S. Government agencies principally comprised of securities issued by Federal Home Loan Banks, Federal National Mortgage Association,
and Federal Home Loan Mortgage Corporation
** Rated using external rating agencies (primarily Moody's).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments - by Country
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007

Net Realized Capital Gains (Losses)
United States	$-	(103)	29	$(103)
United Kingdom	-	(1,095)	-	(1,095)
Bermuda	(184)	(441)	(168)	(459)
Total	$(184)	(1,639)	(139)	$(1,657)

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and LAE
($ in thousands)

	Analysis of Losses and LAE
	Six Months Ended June 30, 2008 (a)				Twelve Months Ended December 31, 2007 (b)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %

Paid losses and LAE	$271,404	4,462	$266,942	105.3%	$667,180	15,167	$652,013	99.5%
Change in unpaid losses and LAE	(17,430)	(4,083)	(13,347)		(20,188)	(23,662)	3,474
Losses and LAE incurred	$253,974	379	$253,595		$646,992	(8,495)	$655,487

	Analysis of Unpaid Losses and LAE

	As of June 30, 2008				As of December 31, 2007
	Gross	Ceded	Net	%	Gross	Ceded	Net	%

Outstanding losses and LAE	$671,464	10,276	$661,188	28.3%	$660,584	13,745	$646,839	27.6%
Incurred but not reported	1,680,652	4,587	1,676,065	71.7%	1,700,454	5,108	1,695,346	72.4%
Unpaid losses and LAE	$2,352,116	14,863	$2,337,253	100.0%	$2,361,038	18,853	$2,342,185	100.0%

(a) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate movements of $ 8,508 and $ 93, respectively

(b) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate movements of $12,743 and $259, respectively

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions
($ in thousands)

	Three Months Ended June 30, 2008				Three Months Ended June 30, 2007
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$19,228	15,645	8,931	43,804	11,909	2,010	4,361	$18,280
Net premium adjustments related to prior years' losses	2,363	463	6	2,832	-	-	-	-
Net commission adjustments related to prior years' losses	(2,875)	(1,994)	(8,518)	(13,387)	249	(607)	(2,005)	(2,363)
Net favorable (unfavorable) development	18,716	14,114	419	33,249	12,158	1,403	2,356	15,917

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	3,629	(78)	0	3,551	6,847	23	(535)	6,335
Net premium adjustments related to prior years' losses	26	-	-	26	(369)	-	310	(59)
Net commission adjustments related to prior years' losses	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	3,655	(78)	0	3,577	6,478	23	(225)	6,276
Total net favorable (unfavorable) development	$22,371	14,036	419	36,826	18,636	1,426	2,131	$22,193

	Six Months Ended June 30, 2008				Six Months Ended June 30, 2007
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$29,528	27,748	10,698	67,974	12,977	3,407	5,226	$21,610
Net premium adjustments related to prior years' losses	8,616	492	6	9,114	-	-	-	-
Net commission adjustments related to prior years' losses	(3,045)	(5,412)	(10,498)	(18,955)	465	1,583	(2,302)	(254)
Net favorable (unfavorable) development	35,099	22,828	206	58,133	13,442	4,990	2,924	21,356

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	8,560	(93)	0	8,467	13,974	23	1,585	15,582
Net premium adjustments related to prior years' losses	(319)	-	-	(319)	(959)	-	109	(850)
Net commission adjustments related to prior years' losses	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	8,241	(93)	0	8,148	13,015	23	1,694	14,732
Total net favorable (unfavorable) development	$43,340	22,735	206	66,281	26,457	5,013	4,618	$36,088

Platinum Underwriters Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses
As of June 30, 2008
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril
		20 Year Return Period			100 Year Return Period		250 Year Return Period
Zones	Perils	Estimated Gross Loss		Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss

United States / Caribbean	Hurricane	$216		190	425	372	501	$443
United States	Earthquake	108		107	331	314	426	418
Pan-European	Windstorm	191		189	382	341	447	405
Japan	Earthquake	15		15	126	126	259	259
Japan	Typhoon	$5		5	75	75	107	$107

Indicative Catastrophe Scenarios
Catastrophe Scenarios		Estimated Company Net Loss Interquartile Range

Category 3 U.S. / Caribbean Hurricane		$14	-	44
Category 4 U.S. / Caribbean Hurricane		24	-	110
Magnitude 6.9 California Earthquake		1	-	20
Magnitude 7.5 California Earthquake		$4	-	90

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, and personal accident contracts using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are before income tax and net of reinstatement premiums.  Net loss estimates are before income tax, net of reinstatement premiums, and net of retrocessional recoveries.  Ranges shown for indicative catastrophe scenarios are interquartile reflecting the middle 50% of indications.  That is, 25% of indications fall below the low end of a given range and 25% of indications fall above the high end of that range.  Thus, an actual event may produce losses that fall materially outside the indicated ranges.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.